SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
         |_|    Preliminary Proxy Statement       |_|   Confidential, For Use
         |X|    Definitive Proxy Statement              of the Commission Only
         |_|    Definitive Additional Materials         (as permitted by Rule
         |_|    Soliciting Material under Rule          14a-6(e)(2))
                14a-12

                     BRILLIANT DIGITAL ENTERTAINMENT, INC. .
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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         (1)      Title  of  each  class  of  securities  to  which  transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction
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         (1)      Amount previously paid:

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


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               --------------------------------------------------




TIME....................................   10:00 a.m. Pacific  Time on  Tuesday,
                                           September 27, 2005

PLACE...................................   Brilliant Digital Entertainment, Inc.
..........                                  14011 Ventura Boulevard, Suite 501
..........                                  Sherman Oaks, California 91423

ITEMS OF BUSINESS.......................   (1)      To elect 2 Class III members
                                                    of the  Board  of  Directors
                                                    for three-year terms.

                                           (2)      To   transact   such   other
                                                    business  as  may   properly
                                                    come  before the Meeting and
                                                    any      adjournment      or
                                                    postponement.

RECORD DATE.............................   You can  vote  if,  at the  close  of
                                           business on August 5, 2005,  you were
                                           a stockholder of the Company.

PROXY VOTING............................   All    stockholders   are   cordially
                                           invited to attend the Annual  Meeting
                                           in person.  However,  to ensure  your
                                           representation at the Annual Meeting,
                                           you are  urged  to vote  promptly  by
                                           signing and  returning  the  enclosed
                                           Proxy card.




                                           /s/ Kevin Bermeister
August 27, 2005                            ------------------------------------
                                           Kevin Bermeister
                                           PRESIDENT, CHIEF EXECUTIVE OFFICER &
                                           ACTING CHIEF FINANCIAL OFFICER

                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                              14011 VENTURA BOULEVARD, SUITE 501
                                                  SHERMAN OAKS, CALIFORNIA 91423
                                                                  (818) 386-2180
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE," the "Company," "we," "us," or "our"), of Proxies to be voted at our 2005 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on Tuesday, September 27, 2005, beginning at 10:00 a.m. Pacific Time. The meeting will be held at the Company's principal executive offices, located at 14011 Ventura Boulevard, Suite 501, Sherman Oaks, California 91423.

It is anticipated that the 2004 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about August 27, 2005.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our Common Stock at the close of business on August 5, 2005 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of August 5, 2005, there were 56,523,820 shares of Common Stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

VOTING. Each share of our Common Stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. The 2 nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

OTHER MATTERS.

At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.

In the event a stockholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


Item 1 is the election of 2 Class III members of the Board of Directors. As provided in our Certificate of Incorporation, the Board of Directors is grouped into three classes, as nearly equal in number as possible. Directors hold office for staggered terms of three years. One of the three classes is elected each year to succeed the directors whose terms are expiring.

The Class III directors whose terms expire at the 2005 Annual Meeting are Kevin Bermeister and Abe Sher. The Board of Directors has nominated both Kevin Bermeister and Abe Sher to again serve as Class III directors for terms expiring in 2008. The Class I directors are serving terms that expire in 2006 and the Class II directors are serving terms that expire in 2007.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for Kevin Bermeister and Abe Sher. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The 2 nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS III DIRECTOR NOMINEES: TERMS EXPIRING IN 2008

KEVIN BERMEISTER          Kevin  Bermeister  has  served  as  President  of  the
                          Company since October 1996, as Chief Executive Officer
                          since  August  2001,  and as a Director  since  August
                          1996.  In  addition,  commencing  January,  2005,  Mr.
                          Bermeister  assumed the role of acting Chief Financial
                          Officer.  Mr.  Bermeister  was  the  founder  of  Sega
                          Ozisoft  Pty.  Ltd.  and  previously   served  as  its
                          Co-Chief    Executive    Officer.    Mr.    Bermeister
                          established,  ran or served on the Board of  Directors
                          of  various  companies   including  Packard  Bell  NEC
                          Australia  Pty. Ltd., and Jacfun Pty. Ltd., a property
                          owner and developer.  Mr. Bermeister  currently serves
                          as a  director  of Tag-It  Pacific,  Inc.,  a publicly
                          traded corporation.
                          DIRECTOR SINCE:  1996      AGE: 44

ABE SHER Abe Sher has served as a Director of the Company since February 2002 and is currently employed by the Company on a part time basis. Mr. Sher is the founder of Aqua Sciences LLC and was previously Managing Director of Slingshot Ventures, LLC, founded in 1998. From May 1998 to June 2001, Mr. Sher served as Executive Vice President of xSides Corp. Mr. Sher also currently serves as a member of the board of directors of Magfusion, Inc., and VKB, Inc.
                          DIRECTOR SINCE:  2002      AGE: 44


CLASS I DIRECTOR:  TERM EXPIRING IN 2006

VINCENT J. BITETTI        Vincent J. Bitetti has over 15 years experience in the
                          interactive  entertainment  industry.  Mr.  Bitetti is
                          currently  chief  executive  officer  and  director of
                          Sanctuary   Entertainment,   a  diversified   start-up
                          entertainment   company   with   planned   publishing,
                          production  and  service  business  units.   Prior  to
                          starting Sanctuary  Entertainment,  Mr. Bitetti served
                          as President of Crave Entertainment,  a privately held
                          video game publisher and  distributor.  He also served
                          as  Chairman  and CEO of TDK  Mediactive,  a  publicly
                          traded electronic  entertainment company, for 7 years,
                          during which time Mr.  Bitetti helped to structure and
                          negotiate  the  sale of TDK  Mediactive  to  Take  Two
                          Interactive.  Mr. Bitetti also was a founder and Chief
                          Executive Officer of Sound Source,  the predecessor to
                          TDK Mediactive.
                          DIRECTOR SINCE:  2004      AGE: 50
                          MEMBER:  AUDIT COMMITTEE AND COMPENSATION COMMITTEE


CLASS II DIRECTORS: TERMS EXPIRING IN 2007

RAY MUSCI                 Ray Musci  has  served as a  Director  of the  Company
                          since October 1996.  From October 1999,  Mr. Musci has
                          served as the  President and Chief  Executive  Officer
                          and a director of BAM! Entertainment, Inc., a publicly
                          traded   company   that   develops,    publishes   and
                          distributes  entertainment software products and video
                          games.  Mr.  Musci  currently  serves as a director of
                          Tag-It Pacific,  Inc., a publicly traded  corporation.
                          From May 1990 to July 1999,  Mr.  Musci  served as the
                          President,  Chief Executive  Officer and as a director
                          of Infogrames  Entertainment,  Inc. (formerly Ocean of
                          America, Inc.), a company that develops, publishes and
                          distributes software products.  From September 1994 to
                          July 1996,  Mr.  Musci  served as a director  of Ocean
                          International,  Ltd., the holding  company of Ocean of
                          America,  Inc. and Ocean  Software,  Ltd.  From August
                          1985 to March  1990,  Mr.  Musci  was  Executive  Vice
                          President/General  Manager of Data East USA,  Inc.,  a
                          subsidiary  of Data East  Corp.,  a Japanese  company,
                          where he  established a consumer  division to develop,
                          manufacture,  market  and  distribute  consumer  video
                          games,  entertainment software and coin-operated video
                          arcade games and pinball machines.
                          DIRECTOR SINCE:  1996      AGE:  44
                          MEMBER:  AUDIT COMMITTEE AND COMPENSATION COMMITTEE

MARK MILLER               Mark  Miller has served as a Director  of the  Company
                          since August 1996.  Since  September  2000, Mr. Miller
                          has served as a  consultant  to the  Company on a part
                          time basis, and as an investment advisor and financial
                          planner. From October, 1996 to August 2000, Mr. Miller
                          served as Vice President, Production and Operations of
                          the  Company.  Mr.  Miller  also  served  as  Managing
                          Director  of  the  Company's  Australian   subsidiary,
                          Brilliant   Interactive   Ideas,   Pty.   Ltd.   ("BII
                          Australia"),  from  March  1994 to  August  2000.  Mr.
                          Miller served as President and Chief Financial Officer
                          of the  Company  from August  1996  through  September
                          1996.  He was  also the  joint  Managing  Director  of
                          e-Brilliant Pty. Limited - a Singapore based animation
                          studio  that was a joint  venture  between the Company
                          and eNewMedia,  a Hong Kong listed public company. Mr.
                          Miller resigned from e-Brilliant in December 2000. Mr.
                          Miller is a  chartered  accountant  and has  extensive
                          experience  in  the   development  of  large  software
                          applications,  project  management,  people management
                          and team building and conflict resolution.
                          DIRECTOR SINCE:  1996      AGE:  45


OTHER EXECUTIVE OFFICERS

LEE JAFFE                 Lee Jaffe has served as the  President of Altnet since
                          2004. Prior to that he periodically served as Creative
                          Director of Brilliant Digital beginning in 2001. In that capacity he produced music videos for multi platinum artists Jah Rule, DMX, Ludicris and others.
                          He is a musician and Grammy nominated record producer, a visual artist whose work is represented in the permanent collections of many major museums and the author of the book, One Love, Life with Bob Marley and the Wailers.
                          AGE: 54

ANTHONY NEUMANN           Anthony Neumann has served as Vice President, Business
                          Development   since  2000.   Mr.   Neumann  served  as
                          Director,  Business  Development  of the Company  from
                          1996 through 2000. Mr. Neumann has been involved in the multimedia entertainment industry since 1992.
                          Prior to 1992, Mr. Neumann worked as a financial consultant at Merrill Lynch.
                          AGE: 44

ANTHONY ROSE              Anthony Rose has served as Chief Technical  Officer of
                          the Company since its inception in 1995, and has been responsible for overseeing the Company's software development team and technology direction.
                          AGE: 39


FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held 16 meetings during fiscal 2004. The Board of Directors has an Audit Committee and a Compensation Committee.

     AUDIT COMMITTEE
     The Audit Committee currently consists of Messrs. Musci and Bitetti. The Board of Directors has determined that Mr. Musci is an audit committee financial expert, as defined in Item 401(e)(2) of Regulation S-B, and that Messrs. Musci and Bitetti are "independent," as that term is defined in
     Section 121(A) of the American Stock Exchange's listing standards. The Audit Committee is responsible for the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee held 3 meetings during fiscal 2004.

     COMPENSATION COMMITTEE
     The Compensation Committee currently consists of Messrs. Musci and Bitetti. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held 2 meetings during fiscal 2004.

     NOMINATING COMMITTEE
     The Company does not have a standing nominating committee or committee performing similar functions, in part, because the Company's Common Stock is traded on the Over-The-Counter Bulletin Board and the Company is not subject to the listing requirements of any securities exchange or Nasdaq requiring a nominating committee. In addition, until the appointment of Mr. Bitetti to the board in July 2004, the Company had only one director that qualified as independent. As a result, the entire Board of Directors fulfills the role of a nominating committee.

     In carrying out its function to nominate candidates for election to the Board of Directors, the directors consider the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. The Board of Directors has no stated specific, minimum qualifications that must be met by a candidate for a position as a director of the Company.

     The directors' methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; the Company's executives; individuals personally known to the members of the Board of Directors; and other research. The Board of Directors may also from time to time retain one or more third-party search firms to identify suitable candidates.

     A stockholder of the Company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Bylaws. In addition, the notice must be made in writing and include (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person's written consent to being named in the proxy statement, if any, as nominee and to serving as a director if elected). The recommendation should be addressed to the Company's Secretary.

Except for Russell Simmons and Mark Miller, who attended less than 75% of all the meetings of the Board of Directors in fiscal 2004, all directors attended 75% or more of all the meetings of the Board of Directors and those committees on which they served in fiscal 2004.

INFORMATION REGARDING STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS; ATTENDANCE OF BOARD MEMBERS AT THE ANNUAL MEETING. Stockholders may send inquiries, comments and suggestions directly to our Board of Directors via mail or telephone to the Chairman of the Board at the Company's principal executive offices.

We do not require Board members to attend the Company's Annual Meeting of Stockholders. At the 2004 Annual Stockholders' Meeting, there were no members of the Board present.

DIRECTORS' COMPENSATION. Non-employee directors of the Company currently are paid $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Directors also are reimbursed for their reasonable travel expenses incurred in attending Board or committee meetings.


EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below. No other officer was paid more than $100,000 during the last fiscal year.


                                                                                  LONG TERM COMPENSATION
                                                    ANNUAL COMPENSATION         ---------------------------
                                                 -------------------------      NUMBER OF
                                 FISCAL YEAR                                    SECURITIES         ALL
NAME                                ENDED                                       UNDERLYING        OTHER
PRINCIPAL POSITION               DECEMBER 31,      SALARY         BONUS          OPTIONS      COMPENSATION
------------------------------   -----------     ----------     ---------      -----------    ------------
Kevin Bermeister..............       2004        $  275,000          --            --              --
   President & Chief                 2003        $  275,000          --        2,186,018(2)        --
   Executive Officer                 2002        $  250,000          --        5,470,000           --

Tyler Tarr (1)................       2004        $  204,600     $  10,000                     $  96,654(3)
   Chief Financial Officer &         2003        $  160,000          --          750,000           --
   Secretary                         2002              --            --            --              --

Lee Jaffe (4)                        2004        $  174,138     $   5,000          --              --
President, Altnet, Inc.              2003        $   85,000          --          165,000           --
                                     2002              --            --            --              --

Anthony Neumann...............       2004        $  154,204     $  20,916          --              --
   Vice President, Business          2003        $  150,000     $  10,800        500,000           --
   Development                       2002        $  150,000     $   2,191        300,000           --

Anthony Rose..................       2004        $  221,100          --            --              --
   Chief Technical Officer           2003        $  182,000          --          750,000           --
                                     2002        $  130,000          --          250,000           --

(1) Mr. Tarr's employment with the Company as Chief Financial Officer commenced in 2003 and terminated on December 31, 2004.
(2) In May 2003, we issued to Mr. Bermeister options to purchase 2,186,018 shares or our Common Stock at an exercise price of $0.12 per share as deferred compensation for services rendered to us as President.
(3)      Consists of severance payments.
(4)      Mr. Jaffe's employment with the Company commenced in 2003.

                          OPTION GRANTS IN FISCAL 2004

There were no stock options granted to the Named Executive Officers during the year ended December 31, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2004, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on the Over the Counter Bulletin Board on December 31, 2004 ($0.065 per share).

                          SHARES                   NUMBER OF SECURITIES
                         ACQUIRED                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            ON       VALUE              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                         EXERCISE   REALIZED         DECEMBER 31, 2003            DECEMBER 31, 2003
---------------------    --------   --------   ---------------------------   --------------------------
NAME                                           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                           -----------   -------------   -----------   -------------
Kevin Bermeister.....        --        --        5,331,018      2,705,000        --             --
Tyler Tarr...........        --        --          468,750           --          --             --
Anthony Neumann......        --        --          452,500        537,500        --             --
Anthony Rose.........        --        --          505,000        700,000        --             --
Lee Jaffe............        --        --             --             --          --             --

EMPLOYMENT AGREEMENTS

As of June 1, 2003, we entered into an employment agreement with Kevin Bermeister, pursuant to which Mr. Bermeister serves as our Chief Executive Officer and President. This agreement provides for a two year initial term, unless terminated earlier. Pursuant to this agreement, Mr. Bermeister's annual base salary is $275,000, with annual cost-of-living adjustments. Mr. Bermeister is also eligible to receive an annual bonus based on percentage of our EBITDA. In the event that we terminate Mr. Bermeister's employment agreement without cause, Mr. Bermeister terminates the agreement with good reason or termination upon Mr. Bermeister's death or disability (as such terms are defined in the agreement), Mr. Bermeister will be entitled to receive severance payments equal to one year of his base salary and all options to purchase our Common Stock held by Mr. Bermeister will become fully vested and exercisable.

As of June 1, 2003, we entered into an employment agreement with Tyler Tarr, pursuant to which Mr. Tarr served as our Chief Financial Officer. This agreement provided for a two year initial term with automatic one year renewal terms thereafter, unless terminated earlier. Pursuant to this agreement, Mr. Tarr's annual base salary was $200,000, with annual cost-of-living adjustments. Mr. Tarr was also eligible to receive an annual bonus and was granted options to purchase 750,000 shares of our Common Stock in accordance with the agreement. In the event that we terminated Mr. Tarr's employment agreement without cause or Mr. Tarr terminated the agreement with good reason (as such terms are defined in the agreement), Mr. Tarr was entitled to receive severance payments equal to one year of his base salary. Mr. Tarr's employment with the Company terminated on December 31, 2004, and we paid Mr. Tarr $96,654 in severance pay.

As of November 1, 2003, we entered into an employment agreement with Anthony Neumann, pursuant to which Mr. Neumann serves as our VP, Business Development. This agreement, as amended, provides for a two year initial term with automatic one year renewal terms thereafter, unless terminated earlier. Pursuant to this agreement, Mr. Neumann's annual base is $175,000, with annual cost-of-living adjustments plus a bonus schedule in accordance with the agreement. Mr. Neumann also is eligible to receive an annual bonus and was granted options to purchase 500,000 shares of our Common Stock in accordance with the agreement. In the event that we terminate Mr. Neumann's employment agreement without cause or Mr. Neumann terminates the agreement with good reason (as such terms are defined in the agreement), Mr. Neumann is entitled to receive severance payments equal to one year of his base salary.

As of May 1, 2004, we entered into an employment agreement with Lee Jaffe, pursuant to which Mr. Jaffe serves as our President of Altnet, Inc. This agreement provides for a two year term, unless terminated earlier. Pursuant to this agreement, Mr. Jaffe's annual base salary is $200,000, with annual cost-of-living adjustments. Mr. Jaffe also is eligible to receive an annual bonus. In the event that we terminate Mr. Jaffe's employment agreement without cause or Mr. Jaffe terminates the agreement with good reason (as such terms are defined in the agreement), Mr. Jaffe is entitled to receive the lesser of the balance due through the second year of the agreement or a severance payment equal to one year of his base salary.

EMPLOYEE BENEFIT PLANS.

We have adopted a Stock Option Plan (the "1996 Plan"), which became effective on September 13, 1996. Each director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1996 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1996 Plan is 35,000,000, subject to certain adjustments to prevent dilution. Any shares of Common Stock subject to an award, which for any reason expires or terminates unexercised are again available for issuance under the 1996 Plan. The maximum number of shares of Common Stock with respect to which options or rights may be granted under the 1996 Plan to any executive or other employee during any fiscal year was increased at the 2004 Annual Meeting of Stockholders to an annual limitation per individual of up to one-half of the number of shares reserved for issuance under the amended 1996 Plan, subject to certain adjustments to prevent dilution. Although any award that was duly granted may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award made after September 13, 2006. Options granted generally have a term of 10 years and usually vest over 4 years at the rate of 25% per year beginning on the first day in the year subsequent to the year of the grant.


REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which is comprised of Ray Musci and Vincent Bitetti, independent directors within the meaning of Section 121(A) of the American Stock Exchange's listing standards, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The  Audit  Committee  is  responsible  for  overseeing  the  Company's  overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2004 the Audit Committee:

   - Reviewed and discussed the audited financial  statements for the year ended
     December  31,  2004  with   management  and  Vasquez  &  Company  LLP  (the
     "Auditors"), the Company's independent auditors;

   - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

   - Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

The Audit Committee also considered other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

AUDIT FEES

Fees for professional services rendered by BDO Seidman LLP ("BDO"), our principal independent accountants, for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings, totaled approximately $76,000 in 2003 and approximately $41,500 in 2004.

In addition, Vasquez & Company LLP was engaged in December 2004 to audit our consolidated financial statements for fiscal 2004 for inclusion in the Form 10-KSB. The total cost for this audit was approximately $50,000.

AUDIT-RELATED FEES

Fees for audit-related services paid to BDO totaled approximately $2,600 and $2,538 for the years ended December 31, 2003 and 2004, respectively. Audit-related services principally include due diligence in connection with acquisitions, accounting consultations and benefit plan audits.

TAX FEES

No fees were incurred during fiscal years 2003 and 2004 for professional services rendered by BDO or Vasquez including tax compliance, tax advice and tax planning.

ALL OTHER FEES

There were no fees incurred during fiscal years 2003 and 2004 for services rendered by BDO or Vasquez to the Company other than the services described above under "Audit Fees" and "Audit-Related Fees."

The Audit Committee considered all these services in connection with Vasquez's audit of our 2004 financial statements and concluded that they were compatible with maintaining Vasquez's independence.

Based on the Audit Committee's review of the audited financial statements and discussions with management and the Auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence, and has approved such services.

                                           Audit Committee

                                             Ray Musci
                                             Vincent Bitetti

CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Except for the following, neither our directors or executive officers, nor any stockholder owning more than five percent of our issued shares, nor any of their respective immediate family members, associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2003 or 2004, or which is presently proposed.

At December 31, 2003, we were indebted to our secured debt holders in the amount of $4,033,000. The holders of this senior debt are Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), Europlay 1, LLC (an entity in which Mark Dyne, a beneficial owner of more than five percent of the outstanding shares of our Common Stock and our former Chairman, has an ownership interest), Preston Ford, Inc. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) and Capel Capital Ltd. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock). This indebtedness is convertible by the holders into our Common Stock at a price of $0.1203 per share, for a total of 31,141,103 shares of our Common Stock at December 31, 2003. In connection with this financing, the note holders received warrants to purchase up to 44,542,718 shares of our Common Stock at an exercise price of $0.1353 per share. In October 2002, in consideration of an agreement to extend the maturity date of the secured indebtedness to December 31, 2003, we issued to the note holders warrants to purchase up to an aggregate of 25,226,028 shares of our Common Stock at an exercise price of $0.2091 per share. In December 2003, in consideration of an agreement to extend the maturity date of the secured indebtedness to March 1, 2004, we paid the holders a $15,000 extension fee, and increased the principal amount of the indebtedness by $300,000 in payment of the note holders legal fees and costs. In March 2004, in consideration of an agreement to extend the maturity date of the secured indebtedness to September 26, 2004, we amended the expiration date of warrants to purchase 44,542,718 shares of Common Stock held by the note holders from May 23, 2004 to October 4, 2005, and issued the note holders additional warrants to purchase up to an aggregate of 4,018,867 shares of our Common Stock at an exercise price of $0.15 per share. Finally, in November 2004, we and the secured debt holders extended the maturity date of the senior secured indebtedness from September 26, 2004 to September 26, 2005. In consideration of the extension, the Company agreed to the following material terms:

         o To extend the expiration date of warrants to purchase an aggregate of 73,787,613 shares of common stock held by the note holders from October 2, 2005 to October 4, 2008;

         o To reduce the conversion price of the convertible notes and the exercise price of all of the outstanding warrants to $0.07 per share; and

         o To make the following payments to the note holders in repayment of the indebtedness: (i) $50,000 per month, plus
                  (ii) 50% of any quarterly  EBITDA in excess of $600,000,  plus
                  (iii) 50% of any increased revenue received from existing sources of revenue or from new sources of revenue.

In May 2003, we entered into a license to use rights to Joltid Ltd.'s Content Distribution Environment peer-to-peer computer program, commonly referred to as PeerEnabler, the most significant technological component of the Altnet network. In exchange for the license, we agreed to pay Joltid a guaranteed monthly fee of $30,000 based on a percentage of revenues earned from the exploitation of the licensed rights, subject to a maximum aggregate amount. We paid Joltid $221,700 and $380,000 for services provided during the years ended December 31, 2003 and 2004, respectively.

On May 28, 2003, we acquired from Joltid, Ltd., 1,102,500 shares of the common stock of Altnet, Inc. ("Altnet") in exchange for our issuance of 7,000,000 shares of our common stock. On the same date, we acquired from Joltid an option to purchase from Joltid its remaining 1,102,500 shares of the common stock of Altnet. For this option, we issued to Joltid, 1,000,000 shares of our common stock. On May 17, 2005, we issued 7,000,000 shares of common stock to Joltid pursuant to our exercise of our option to acquire from Joltid the remaining 1,102,500 shares of Altnet. As a result of the exercise of this option, we now own 100% of the outstanding equity securities of Altnet.

In June 2003, we entered into a Joint Enterprise Agreement with Sharman Networks, our largest distributor and source of over 90% of our revenues, to act as their exclusive representative for the sale, license and/or other commercial  exploitation  of its  search  technology.  Under  the  terms of this agreement, we issued Sharman Networks warrants to purchase up to 14,000,000 shares of our common stock, par value $0.001 per share, at an exercise price of $0.61 per share, expiring in June 2008. These warrants were initially vested and exercisable with respect to 7,000,000 shares on the issuance date and will vest and become exercisable with respect to the remaining 7,000,000 shares two years following the issuance date provide that the Joint Enterprise Agreement has not been terminated prior to such date. We had an outstanding accounts payable balance to Sharman Networks of $1,300,000 at December 31, 2004.

In June 2003, we received additional financing in the form of a promissory note, totaling $100,000, from Europlay Capital Advisors ("ECA"), an entity in which Mark Dyne is an executive, bearing an interest rate of 10% per annum and due August 10, 2003. In conjunction with this transaction, we issued warrants to purchase up to 533,333 shares of our common stock at an exercise price equal to $0.28125 per share, expiring in June 2006. ECA agreed to extend the maturity date of the note from August 10, 2003 to December 31, 2003. In consideration for their agreement to extend the maturity date, we issued to the ECA additional warrants to purchase up to an aggregate of 227,272 shares of our Common Stock at an exercise price of $0.44 per share. The note was paid in full in December 2003. In addition, during 2003 and 2004, the Company paid ECA $610,000 and $812,000, respectively, for commissions for consulting services, and as of December 31, 2004 has outstanding accrued expenses to ECA of $858,000.

In 2003, we issued warrants to purchase 350,000 shares of common stock in consideration for consulting services, related to a management initiated audit of systems and procedures, to Scheinrock Advisory Group, an entity owned by Jeff Scheinrock, a previous member of the Board of Directors.

During 2003 and 2004, we leased our U.S. offices, under operating lease agreements, from Toibb Enterprises ("Toibb"), an entity owned by Harris Toibb, a secured debt holder and our largest stockholder. We paid rent to Toibb of $105,196.43 and $84,000 during 2004 and 2003, respectively. We surrendered and cancelled this lease agreement effective October 15, 2004.

The Company has paid Detershan, an entity owned by Mark Miller, a member of our Board of Directors, for technical and hosting services associated with content placed on our Altnet network. The Company paid Detershan $45,568 and $5,000 during 2004 and 2003, respectively. In addition, the Company paid Pacific Interactive Pty. Limited $61,950 for consulting services in the year ended December 31, 2004. Mark Miller and his wife are the sole stockholders of Pacific Interactive Pty. Limited.

During fiscal year 2003, we paid Abe Sher, a member of the Board of Directors, $173,750 for consulting services. Mr. Sher became an employee of the Company in December 2003.

On June 16, 2005, we issued 6,666,667 shares of the our common stock to Harris Toibb in exchange for all of the ownership interests in Big Seven Entertainment, LLC. The shares were issued to Harris Toibb in accordance with the terms of that certain Assignment of Rights Agreement, dated June 15, 2005, among Harris Toibb, Michael Toibb and Omni Management Group, LLC, and acknowledged by the Company, whereby Michael Toibb assigned to Harris Toibb, in consideration of a cash payment, Michael Toibb's rights under that certain Settlement Agreement and Mutual Release, dated as of June 16, 2004, among the Company, Big Seven Entertainment, LLC, Michael Toibb and the other parties thereto. Pursuant to the terms of the Settlement Agreement and Mutual Release, we agreed to acquire from Michael Toibb, on or before the first anniversary of the date of the Settlement Agreement and Mutual Release, all of the ownership interest in Big Seven
Entertainment, LLC in exchange for the issuance of 6,666,667 shares of our common stock. Michael Toibb is the son of Harris Toibb.

The Board of Directors believes, based on its reasonable judgment, but without further investigation, that the terms of each of the foregoing transactions or arrangements between the Company on the one hand and the affiliates, officers, directors or stockholders of the Company which were parties to such transactions on the other hand, were, on an overall basis, at least as favorable to the Company as could then have been obtained from unrelated parties.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of August 5, 2005, unless otherwise indicated, certain information relating to the ownership of our Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock (56,523, 820 shares), (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 14011 Ventura Boulevard, Suite 501, Sherman Oaks, California 91423, unless otherwise set forth below such person's name.


                                                                       NUMBER OF SHARES OF
                                                                          COMMON STOCK
                          NAME AND ADDRESS                             BENEFICIALLY OWNED(1)        PERCENT (1)
                          ----------------                             ---------------------        -----------
DIRECTORS:
Kevin Bermeister....................................................         17,933,343  (2)            26.6%
Abe Sher............................................................          1,000,000  (3)             1.7
Vincent Bitetti.....................................................            500,000                   *
Mark Miller.........................................................            680,000  (4)             1.2
Ray Musci...........................................................            630,000  (5)             1.1

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
Anthony Rose........................................................            800,000  (6)             1.4
Anthony Neumann.....................................................            702,500  (7)             1.2
Tyler Tarr..........................................................            468,750  (8)              *
Lee Jaffe...........................................................            275,000  (9)              *
Directors and officers as a group (9 persons).......................         22,989,593  (10)           31.8%

5% HOLDERS:
Harris Toibb........................................................        116,663,936  (11)           72.5
    6355 Topanga Canyon Blvd., Woodland Hills, California 91367
Mark Dyne...........................................................         29,402,417  (12)           37.3
    15821 Ventura Boulevard, Suite 525, Encino, California 91436
MarKev Services, LLC................................................         10,614,475  (13)           17.5
    15821 Ventura Boulevard, Suite 525, Encino, California 91436
Sharman Networks Limited............................................         14,000,000  (14)           19.9
    C/-BDO House, Father W H, Lini Highway, PO Box 240,
   Port Vila, Vanuatu
Capel Capital Ltd...................................................         16,821,437  (15)           22.9
Europlay 1, LLC.....................................................          9,154,692  (16)           13.9
    15821 Ventura Boulevard, Suite 525, Encino California 91436
Ronald Lachman......................................................          7,888,772  (17)           12.3
    3140 Whisperwoods Court, Northbrook, IL 60062
Joltid, Ltd.........................................................         15,000,000                 26.5
    28-30 The Parade, St. Helier, JE4 8XY Jersey, Channel Islands
Kinetech, Inc.......................................................          5,000,000  (18)            8.1
    3140 Whisperwoods Court, Northbrook, IL 60062
Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman, LLP.        5,000,000  (19)            8.1
    1801 Century Park West, Los Angeles, California 90067
David Wilson........................................................          4,469,786  (20)            7.5
    P.O. Box 98, Preston, Maryland 21655
Preston Ford, Inc...................................................          3,581,108  (21)            6.1
    P.O. Box 98, Preston, Maryland 21655

----------
   *     Less than one percent.

   (1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at August 5, 2005.

   (2) Consists of (i) 595,350 shares of Common Stock, (ii) 5,571,850 shares of Common Stock held by MarKev Services, LLC, an entity of which Mr. Bermeister is a manager, (iii) 4,142,625 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (iv) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, and
         (v) 6,723,518 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005.

   (3)   Consists of 1,000,000  shares  reserved for issuance  upon  exercise of
         stock  options,   which   currently  are  exercisable  or  will  become
         exercisable on or before October 4, 2005.

   (4) Consists of (i) 70,000 shares of Common Stock held by the Mark Miller Family Trust, of which Pacific Interactive Pty. Limited is trustee, and
         (ii) 610,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005. Mark Miller and his wife are the sole stockholders of Pacific Interactive Pty. Limited.

   (5) Consists of 630,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005.

   (6) Consists of (i) 20,000 shares of Common Stock held by HiTech Corporation Limited over which Mr. Rose has exclusive voting and investment power, and (ii) 780,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005.

   (7) Consists of (i) 25,000 shares of Common Stock held by Neumann Family Trust, and (ii) 677,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005.

   (8) Consists of 468,750 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable.

   (9) Consists of (i) 110,000 shares of Common Stock, and (ii) 165,000 shares of Common Stock reserved for issuance upon exercise of warrants, which currently are exercisable or will become exercisable on or before October 4, 2005.

   (10) Includes (i) 11,389,768 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before October 4, 2005, (ii) 6,471,850 shares of Common Stock held by a general partnership, of which Mr. Bermeister is a general partner, and (iii) 165,000 shares of Common Stock reserved for issuance upon exercise of warrants, which currently are exercisable or will become exercisable on or before October 4, 2005 (iv) 4,142,625 shares of Common Stock reserved for issuance upon the exercise of warrants held by a general partnership, of which Mr. Bermeister is a general partner.

   (11) Consists of (i) 12,196,234 shares of Common Stock, (ii) 33,571,429 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (iii) 8,632,894 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iv) 62,263,379 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (12) Consists of (i) 594,750 shares of Common Stock, (ii) 3,059,286 shares, 852,929 shares and 5,242,477 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory  note and the  exercise of warrants,  respectively,  held by
         Europlay  1,  LLC,  over  which  Mr.  Dyne  has  exclusive  voting  and investment power, (iii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, an entity of which Messrs. Bermeister and Dyne are managers, (iv) 5,571,850 shares of Common Stock held by MarKev Services, LLC, (v) 4,142,625 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (vi) 9,038,500 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable on or before October 4, 2005.

   (13) Consists of (i) 5,571,850 shares of Common Stock held by MarKev Services, LLC, (ii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, and
         (iii) 4,142,625 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC.

   (14) Consists of 14,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (15) Consists of (i) 5,714,286 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (ii) 1,314,989 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iii) 9,792,162 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (16) Consists of (i) 3,059,286 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (ii) 852,929 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of a secured promissory note, and (iii) 5,242,477 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (17) Consists of (i) 521,558 shares of Common Stock, (ii) 867,214 shares of Common Stock reserved for issuance upon the exercise of warrants, (iii) 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants held by Kinetech, Inc., over which Mr. Lachman has exclusive voting and investment power, and (iv) 1,500,000 shares of Common Stock reserved for issuance upon the exercise of warrants held by the Ronald and Mary Lachman Foundation, over which Mr. Lachman has voting and investment power.

   (18) Consists of 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (19) Consists of 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (20) Consists of (i) 1,355,905 shares of Common Stock, (ii) 714,286 shares, 286,897 shares and 1,224,020 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Preston Ford Inc. over which Mr. Wilson has exclusive voting and investment power, (iii) 106,875 shares of Common Stock held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, (iv) 189,999 shares of Common Stock reserved for issuance upon the exercise of warrants held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, and (v) 591,804 shares of Common Stock reserved for issuance upon the exercise of warrants.

   (21) Consists of (i) 1,355,905 shares of Common Stock, (ii) 714,286 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (iii) 286,897 shares of Common Stock reserved for issuance upon the conversion of the interest accumulated on the principal amount of a secured promissory note, (iv) 1,224,020 of Common Stock reserved for issuance upon the exercise of warrants.

The information as to shares beneficially owned has been individually furnished by the respective directors, Named Executive Officers, and other stockholders of the Company, or taken from documents filed with the SEC.

CHANGES IN CONTROL

As  described  under  the  caption   "Certain   Transactions   with  Significant
Stockholders, Directors and Executive Officers" elsewhere in this Proxy Statement, we entered into a series of financing transactions with Harris Toibb. The issuance of the additional shares of Common Stock pursuant to the terms of the financing transactions, if so issued, could result in a change in control of the Company. In addition, as further described under the caption "Certain Transactions with Significant Stockholders, Directors and Executive Officers" elsewhere in this Proxy Statement, on June 16, 2005, we issued 6,666,667 shares of our Common Stock to Harris Toibb in exchange for all of the ownership interests in Big Seven Entertainment, LLC. As of August 5, 2005, upon conversion and exercise of his notes and warrants, Mr. Toibb would own approximately 72.5% of our issued and outstanding common stock. As a consequence, following the conversion and exercise by him of the promissory notes and warrants, Mr. Toibb would own a majority of our voting securities and would be able to approve any matter presented to the stockholders for approval at a meeting, including the ability to elect all of the nominees for director presented to the stockholders for election at each annual meeting. The Board of Directors of the Company is divided into three classes, with each class to serve a staggered term of three years. One class of the Board of Directors is elected at each annual meeting of the stockholders. Accordingly, upon Mr. Toibb's conversion and exercise of his promissory notes and warrants, he would have the ability, within two annual meetings of stockholders, to elect a majority of the Company's Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2004, all of the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that none of the Company's secured debt holders (Harris Toibb, Europlay 1, LLC, Preston Ford, Inc. or Capel Capital Ltd.) nor Mark Dyne or David Wilson, beneficial owners of the secured debt holders, reported on Form 4 (i) their acquisition from the Company of common stock purchase warrants in March 2004,
(ii) the amendment to their secured promissory notes and certain of their common stock purchase warrants in March 2004, or (ii) the amendment to their secured promissory notes and certain of their common stock purchase warrants in November 2004. Harris Toibb subsequently reported these transactions on Form 5 in February 2005.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by April 17, 2006. In addition, in the event a stockholder proposal is not received by the Company by July 1, 2006, the Proxy to be solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2006 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2006 Annual Meeting. Upon determination by the Company that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

INDEPENDENT PUBLIC ACCOUNTANTS

Effective as of December 30, 2004, BDO Seidman, LLP ("BDO") resigned as our independent public accountants.

In addition, our Board of Directors, upon recommendation of the Audit Committee, resolved to engage Vasquez & Company LLP as our new independent accountants to audit our financial statements for the fiscal year ended December 31, 2004. The engagement of Vasquez & Company LLP took effect on December 30, 2004.

BDO's reports on the Company's consolidated financial statements for either of the two fiscal years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2003 and through the date of BDO's resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements.

Representatives of Vasquez & Company LLP are not expected to be present at the Annual Meeting.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2004, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, BRILLIANT DIGITAL ENTERTAINMENT, INC., 14011 VENTURA BOULEVARD, SUITE 501, SHERMAN OAKS, CALIFORNIA 91423.

                                        ON BEHALF OF THE BOARD OF DIRECTORS


                                        /s/ Kevin Bermeister
                                        ------------------------------------
                                        Kevin Bermeister,
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER &
                                        ACTING CHIEF FINANCIAL OFFICER



Sherman Oaks, California
August 27, 2005

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


1.       ORGANIZATION

         This charter (the "CHARTER") governs the operations of the audit committee (the "AUDIT COMMITTEE") of the Board of Directors (the "BOARD") of Brilliant Digital Entertainment, Inc. (the "COMPANY"). The Audit Committee shall review and reassess the Charter at least annually and will amend the charter, if appropriate, with the approval of the Board.

         o COMPOSITION. The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom must be independent of management and the Company. The Board will also select a chairman for the Audit Committee. Each member of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. In addition, each member of the Audit Committee must be independent as defined by the American Stock Exchange. A member of the Audit Committee will not be considered independent if the member (i) is employed by the Company or any of its affiliates for the current year or any of the past three years; (ii) accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) is a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         o QUALIFICATIONS OF MEMBERS. All Audit Committee members shall be financially literate and experienced in reading and understanding financial statements, including the Company's balance sheet, income statement and statement of cash flow (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee). At least one member of the Company's Audit Committee shall have past employment experience in finance or accounting or have a professional certification in accounting or other comparable experience.

2.       STATEMENT OF POLICY

         The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or the other experts for this purpose.

3.       RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

         The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

         o The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

         o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

         o The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Audit Committee shall review and recommend to the board the selection of the Company's independent auditors.

         o The Audit Committee shall discuss with the auditors their independence from management and the Company including any relationships that may potentially impair their independence, as required by Independence Standards Board Statement No. 1. The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

         o The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

         o The Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs.

         o The Audit Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         o The Audit Committee shall review with financial management and the independent auditors the Company's quarterly financial results and any related press releases prior to the release of earnings.

         o        The  Audit  Committee  shall  meet  with  management  and  the independent auditors and review and approve the interim financial statements and quarterly report on Form 10-Q prior to the filing or distribution of the quarterly report. In addition, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

         o The Audit Committee shall meet with management and the independent auditors and review the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and formally approve the Company's Annual Report on Form 10-K prior to filing or distribution. The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent
                  auditors  under   generally
                  accepted auditing standards, including the matters required to be communicated to audit committees pursuant to Statement of Accounting Standards No. 61.

         o The Audit Committee shall prepare an annual report to the Company's shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Kevin Bermeister and Anthony Neumann, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on September 27, 2005, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' two nominees as directors:

            Kevin Bermeister                 Abe Sher

            |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

            |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated August 27, 2005, relating to the Annual Meeting.

                                        Dated:___________________________, 2005

                                        Signature:_____________________________

                                        Signature:_____________________________
                                        Signature(s) of Stockholder(s)
                                        (See Instructions Below)

                                        The    Signature(s)     hereon    should
                                        correspond  exactly  with the name(s) of
                                        the  Stockholder(s)   appearing  on  the
                                        Share  Certificate.  If  stock  is  held
                                        jointly,  all joint owners  should sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                          attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE